UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: September 14, 2015

Date of Earliest Event Reported: September 10, 2015

Principal Solar, Inc.

(Exact name of registrant as specified in its charter)

 333-196058

(Commission

File Number)

Delaware	27-3096175
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

211 N. Ervay Street, Suite 300

Dallas, TX 75201

(855) 774-7799

(Address and Telephone Number of Registrant's Principal

Executive Offices and Principal Place of Business)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2015, the Company received written notice from Mr. Scott Olson, a director of the Company, notifying the Company that he was tendering his resignation as a director. Mr. Olson’s resignation is effective as of September 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRINCIPAL SOLAR, INC.

Date: September 14, 2015	By:	/s/ David N. Pilotte
Chief Financial Officer